UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2010

Cobalt International Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Post Oak Central 1980 Post Oak Boulevard, Suite 1200 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 18, 2010, Rodney L. Gray resigned as Executive Vice President and Chief Financial Officer of Cobalt International Energy, Inc. (the “Company”) for personal reasons.  In connection with Mr. Gray’s resignation, Mr. Gray and the Company entered into a Separation Agreement dated June 16, 2010.  Pursuant to the terms of the Separation Agreement, in consideration of Mr. Gray’s execution of a release of claims in favor of the Company, Mr. Gray will receive a lump sum severance payment of $400,000 not later than June 30, 2010 and will retain 45,000 restricted shares of the Company’s common stock granted to him under the Company’s Long Term Incentive Plan.  The other 585,778 restricted shares that Mr. Gray held at the time of his resignation were forfeited in accordance with their terms.  Mr. Gray remains subject to restrictive covenants in the Employment Agreement entered into between him and the Company on October 23, 2009, including restrictions on his ability to compete with the Company or solicit the Company’s employees.

Effective June 18, 2010, John P. Wilkirson, 52, was appointed Executive Vice President and Chief Financial Officer of the Company.  Mr. Wilkirson joined the Company in 2007 and has served as the Company’s Vice President of Strategic Planning and Investor Relations.  From October 15, 2008 through May 31, 2009, Mr. Wilkirson served as the Company’s acting Chief Financial Officer.  Prior to joining the Company, from 1998 to 2005, Mr. Wilkirson was Vice President, Strategic Planning and Economics of Unocal Corporation.  In connection with Mr. Wilkirson’s promotion to Executive Vice President and Chief Financial Officer, Mr. Wilkirson received a $30,000 increase in base salary and 60,000 restricted shares of the Company’s common stock under the Company’s Long Term Incentive Plan.

Further details regarding the agreement between Mr. Gray and the Company are contained in the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Further details regarding Mr. Gray’s resignation and the appointment of Mr. Wilkirson as the Company’s Executive Vice President and Chief Financial Officer are contained in a press release issued by the Company on June 16, 2010, which is attached hereto as Exhibit 99.1 and is hereby furnished.  The information contained in this press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements And Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement between Mr. Gray and the Company dated June 16, 2010

99.1	Press Release dated June 16, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2010

Cobalt International Energy, Inc.

By:	/s/ Samuel H. Gillespie
	Name:	Samuel H. Gillespie
	Title:	General Counsel and
Executive Vice President

EXHIBIT LISTING

Exhibit No.	Description
10.1	Separation Agreement between Mr. Gray and the Company dated June 16, 2010

99.1	Press Release dated June 16, 2010